UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 15, 2015

PLASMATECH BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-9314	83-0221517
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4848 Lemmon Avenue, Suite 517, Dallas, TX	75219
(Address of principal executive offices)	(Zip Code)

(214) 905-5100

(Registrant’s telephone number, including area code)

PLASMATECH BIOPHARMACEUTICALS, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

PlasmaTech Biopharmaceuticals, Inc (“PlasmaTech”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) on May 18, 2015 (the “Initial Filing”) to report, among other things, the completion of PlasmaTech’s acquisition of Abeona Therapeutics LLC (“Abeona”), an Ohio limited liability corporation.

This Form 8-K/A is being filed solely to amend and supplement Item 9.01 of the Initial Filing to include Abeona’s financial statements and pro forma financial information required by Item 9.01 of Form 8-K, which were not previously filed with the Initial Filing and are permitted to be filed by amendment no later than 71 calendar days after the Initial Filing was required to be filed with the SEC. This Form 8-K/A amends the Initial Filing for the inclusion of the foregoing financial statements and pro forma consolidated financial statements and does not amend or modify the Initial Filing in any other respect.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired

Abeona’s audited financial statements for December 31, 2014 and 2013 are filed within this Form 8-K/A as Exhibit 99.1 and incorporated herein by reference.

Abeona’s unaudited financial statements for March 31, 2015 and 2014 are filed within this Form 8-K/A as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements with respect to PlasmaTech’s acquisition of Abeona by which Abeona became a wholly owned subsidiary of PlasmaTech, are filed with this Form 8-K/A as Exhibit 99.3 and incorporated herein by reference and are based upon the historical condensed consolidated financial statements and notes thereto (as applicable) of PlasmaTech and Abeona.

As previously disclosed, on May 15, 2015, we closed our acquisition of Abeona and will issue an aggregate of 3,979,761 shares of PlasmaTech’s common stock to the members of Abeona. In addition, there may be up to an additional $9 million in performance milestones payable to members of Abeona, in common stock or cash, at PlasmaTech’s option.

The pro forma adjustments are based upon available information and certain assumptions that PlasmaTech believes are reasonable under the circumstances.

These unaudited pro forma condensed combined financial statements should be read in conjunction with the historical consolidated financial statements and related notes contained in the annual, quarterly and other reports filed by PlasmaTech with the SEC and the audited consolidated financial statements of Abeona included in this Form 8-K/A.

(d) Exhibits

Number	Title
23.1	Consent of Independent Auditors
99.1	Audited financial statements of Abeona Therapeutics LLC for the year ended December 31, 2014 and for the period from inception (March 29, 2013) through December 31, 2013
99.2	Unaudited financial statements of Abeona Therapeutics LLC for the Three Months Ended March 31, 2015 and March 31, 2014
99.3	Unaudited Pro Forma Condensed Combined Balance Sheet as Of March 31, 2015 and Pro Forma Condensed Combined Statement of Operations for the Three Months Ended March 31, 2015 and for the Twelve Months Ended December 31, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Stephen B. Thompson
By:	Stephen B. Thompson
Vice President Finance

Date:  June 4, 2015

Exhibit Index

Exhibit No.	Description

23.1	Consent of Independent Auditors
99.1	Audited financial statements of Abeona Therapeutics LLC for the year ended December 31, 2014 and for the period from inception (March 29, 2013) through December 31, 2013
99.2	Unaudited financial statements of Abeona Therapeutics LLC for the Three Months Ended March 31, 2015 and March 31, 2014
99.3	Unaudited Pro Forma Condensed Combined Balance Sheet as Of March 31, 2015 and Pro Forma Condensed Combined Statement of Operations for the Three Months Ended March 31, 2015 and for the Twelve Months Ended December 31, 2014